Prudential’s Gibraltar Fund, Inc.

Supplement dated June 11, 2025 to the
Prospectus and Statement of Additional Information, each dated May 1, 2025, as supplemented

This supplement should be read in conjunction with the Prospectus (Prospectus) and Statement of Additional Information (SAI) for Prudential’s Gibraltar Fund, Inc. (the Fund). The Fund discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Kathleen A. McCarragher has announced her retirement from Jennison Associates LLC effective on or about June 30, 2026. Ms. McCarragher will no longer serve as a portfolio manager for the Fund effective on or about December 31, 2025. Mr. Owuraka Koney, CFA will be added to the Fund’s portfolio management team effective July 1, 2025. To reflect these changes, the Prospectus and SAI are hereby revised as follows:

I.Effective immediately, the following footnote will be added following references to “Ms. McCarragher”:

“*Kathleen A. McCarragher will no longer serve as a portfolio manager for the Fund effective on or about December 31, 2025.”

II.Effective July 1, 2025, the table in the section of the Prospectus entitled “MANAGEMENT OF THE FUND” is hereby revised by adding the following information with respect to Mr. Koney:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Owuraka Koney, CFA	Managing Director and Portfolio Manager	July 2025

III.Effective July 1, 2025, the first paragraph of the section of the Prospectus entitled “FUND MANAGEMENT – PORTFOLIO MANAGERS” is replaced with the following:

Blair A. Boyer, Kathleen A. McCarragher, Natasha Kuhlkin, CFA, and Owuraka Koney, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund.

IV.Effective July 1, 2025, the following professional biography is hereby added to the section of the Prospectus entitled “FUND MANAGEMENT – PORTFOLIO MANAGERS:”

Owuraka Koney, CFA, is a Managing Director, large cap growth portfolio manager and an equity research analyst covering industrials, consumer internet, and media companies.  Before joining Jennison in 2007, Mr. Koney was an equity research associate covering the aerospace & defense and small cap media sectors at UBS. Mr. Koney received a BA in economics and political science from Williams College and holds the Chartered Financial Analyst (CFA) designation.

V. Effective July 1, 2025, the table in the section of the SAI entitled “FUND MANGEMENT – PORTFOLIO MANAGEMENT: is hereby revised by adding the following information with respect to Mr. Koney.

Adviser/Subadviser	Portfolio Manager	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
Jennison Associates LLC	Owuraka Koney, CFA	None	None	8/$697,883,525	None

*Information is as of May 31, 2025.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GIBSUP1